                                                                  Exhibit 10.1.2

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

          THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is made as of this 4th day of February 2000 by and between PaeTec Corp., a Delaware corporation (the "Company"), PaeTec Communications, Inc., a Delaware corporation (the "Subsidiary"), and Arunas A. Chesonis (the "Shareholder").

                                   RECITALS
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          A. The Company, the Subsidiary and the Shareholder are parties to a Stock Purchase Agreement dated as November 16, 1998 (the "Stock Purchase Agreement").

          B. The Board of Directors of the Company has authorized the issuance and sale (the "Series A Preferred Stock Placement") of 134,000 shares of a new series of preferred stock of the Company, designated the Series A Convertible Preferred Stock, to the purchasers (the "Purchasers") listed on the Schedule of Purchasers to, and pursuant to the terms and conditions of, an Equity Purchase Agreement (the "Purchase Agreement").

          C. As a condition to the consummation of the Series A Preferred Stock Placement, the Purchasers have required that the Company, the Subsidiary the Shareholder amend the Stock Purchase Agreement to clarify that, to the extent that any securities are required to be excluded from a registration pursuant to the "cut-back" provisions of the piggyback registration rights granted to the Purchaser pursuant to the Stock Purchase Agreement, the securities to be included in such registration shall be determined on a pro rata basis among the
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holders of shares participating in the offering pursuant to registration rights granted by the Company, based on the number of shares of common stock requested to be included by each such holder in such registration.

          D. The parties hereto desire to amend the Stock Purchase Agreement to induce the Purchasers to consummate the Series A Preferred Stock Placement.


                                   AGREEMENT
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          1.  Defined Terms. All capitalized terms used in this Amendment
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without definition shall have the meanings given to such terms in the Stock Purchase Agreement.

          2.  Amendment of Section 3(b).  The fourth and fifth sentences of
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Section 3(b) of the Stock Purchase Agreement are hereby deleted and replaced and superseded in their entirety with the following sentence:

     "Notwithstanding any other provision of this Section 3, if the managing underwriter advises in writing the Company and the Shareholder that marketing factors require a limitation of the number of shares of common stock to be underwritten and sold in such offering, the managing underwriter may exclude some or all of the shares of common stock to be sold in such offering from such registration, and the shares to be included in such registration shall be allocated pro rata among the holders of
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     shares participating in the offering pursuant to registration rights granted by the Company (including demand and piggyback registration rights), based on the number of shares of common stock requested to be included by each holder in such registration."

All other terms and conditions of the Stock Purchase Agreement remain in full force and effect.

          3.  Binding Effect.  This Amendment shall be binding upon and inure to
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the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

          4.  Governing Law.  This Amendment shall be governed by, and construed
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and enforced in accordance with, the laws of the State of New York, except that if any provision of this Amendment or any part of any such provision would be illegal, invalid or enforceable under such laws in connection with a suit or proceeding validly instituted in another jurisdiction, then the laws of such other jurisdiction shall govern insofar as is necessary to sustain the legality, validity or enforceability of such provision or any part of such provision.

          5.  Captions.  Captions to the Sections in this Amendment are for the
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convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

          6.  Enforceability and Interpretation.  It is the intention of the
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parties to this Amendment that the terms and provisions contained in this Amendment shall be enforceable to the fullest extent permitted by law. If any term or provision of this Amendment or the application thereof to any Person or circumstance is construed to be illegal, invalid or unenforceable, in whole or in part, then such term or provision shall be construed in such a manner as to permit its enforceability under applicable law to the fullest extent permitted by such law. In any case, the remaining terms and provisions of this Amendment or the application thereof to any Person or circumstance, except those terms and provisions which have been held illegal, invalid or unenforceable, shall remain in full force and effect.

          7.  Counterparts.  This Amendment may be executed in one or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.  Additional Documents.  Each party hereto agrees to execute any and
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all documents, instruments, certificates and communications deemed to be necessary or advisable by the Company to effectuate the purposes of this Amendment.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with full force and effect as of the day and year first written above.

                                   PAETEC CORP.


                                   By:   /s/ Arunas A. Chesonis
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                                   Its:    CEO, Chairman and President
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                                   PAETEC COMMUNICATIONS, INC.

                                   By:   /s/ Arunas A. Chesonis
                                        -------------------------------
                                   Its:    CEO, Chairman and President
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                                       /s/ Arunas A. Chesonis
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                                   Arunas A. Chesonis